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                                                                      EXHIBIT 10
                            SECOND AMENDMENT TO THE
                            -----------------------
           AMENDED AND RESTATED SOUTHWEST WATER COMPANY STOCK OPTION
                           AND RESTRICTED STOCK PLAN
                           -------------------------


          This Second Amendment to the Amended and Restated Southwest Water Company Stock Option and Restricted Stock Plan (the "Second Amendment") is adopted by Southwest Water Company, a Delaware corporation (the "Company"), effective as of March 6, 1997; provided, however, that part I hereof is subject to stockholder approval.

                                    RECITALS
                                    --------

          A. The Southwest Water Company Stock Option and Restricted Stock Plan (the "Plan") was adopted by the Board of Directors of the Company (the "Board") on February 17, 1988 and approved by the stockholders of the Company on May 25, 1988.

          B. Effective March 28, 1989, the Plan was amended, subject to stockholder approval to, among other things, provide for the grant of stock appreciation rights under the Plan. Stockholder approval to the amendment was obtained May 24, 1989.

          C. Effective October 22, 1991, the Plan was amended, restated and renamed the Amended and Restated Southwest Water Company Stock Option and Restricted Stock Plan.

          D. On March 21, 1993, the Board approved a proposal to (a) increase the number of shares of the Company's common stock, par value $.01 per share (the "Common Stock"), reserved for issuance under the Plan from 150,000 shares to 250,000 shares and to extend the expiration of the period during which options to purchase Common Stock may be granted under the Plan from February 17, 1998 to February 17, 2003, which proposal was approved by the stockholders on May 24, 1993, (b) to eliminate any future grants or issuances of stock appreciation rights or restricted stock under the Plan, and (c) to amend certain
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provisions of the Plan with respect to the outstanding restricted stock issued under the Plan. The amendments referred to in clauses (b) and (c) of the preceding sentence did not require stockholder approval. The Plan, as amended, restated and renamed effective October 22, 1991, and as amended as provided in this Recital D is referred to herein as the "Restated Plan."

          E. On January 20, 1996, the Company effected a 5% stock dividend and on January 20, 1997 the Company effected a 20% stock dividend, which together increased the number of shares of Common Stock reserved for issuance under the Restated Plan from 250,000 shares to 315,000 shares.

          F. Section 9.2 of the Restated Plan provides that the committee administering the Plan may, subject to approval of the stockholders of the Company in certain instances, amend the Restated Plan.

          G. Effective March 6, 1997, the Board, the Directed Stock Option Committee of the Board and the Compensation Committee of the Board approved a proposal to (a) replace the Director Stock Option Committee with the Compensation Committee as the body which administers the Restated Plan, (b) subject to stockholder approval, increase the number of shares of Common Stock reserved for issuance under the Restated Plan from 315,000 shares to 515,000 shares, (c) subject to stockholder approval, extend the period during which options may be granted under the Restated Plan from February 17, 2003 to February 17, 2007, and (d) subject to stockholder approval, remove from the Restated Plan the requirement to obtain stockholder approval in connection with amendments to the Restated Plan which (i) modify the requirements relating to eligibility to participate in the Restated Plan, or (ii) reduce the minimum price at which shares subject to options may be purchased to below 100% of the fair market value of such shares, as more fully set forth herein.

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                                 AMENDMENTS
                                 ----------
          I. Subject to stockholder approval, the Restated Plan is hereby amended as follows:
               A. Section 2.1 of the Restated Plan is hereby amended to read in its entirety as follows:
     Section 2.1 - Shares Subject to Plan
     -----------   ----------------------

                      The shares of stock subject to Options shall be shares of the Company's common stock, par value $.01 per share (the "Common Stock"). The aggregate number of shares which have been or may be issued upon exercise of Options or which have been issued as Restricted Stock shall not exceed 515,000. The foregoing gives effect to the 5% Stock dividend issued on January 20, 1996 and the 20% Stock dividend issued on January 20, 1997.

               B. Section 9.2 of the Restated Plan is hereby amended to read in it entirety as follows:
     Section 9.2 - Amendment, Suspension or Termination of the Plan
     -----------   ------------------------------------------------

                      The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Committee. However, without approval of the Company's stockholders given within twelve (12) months before or after the action by the Committee, no action of the Committee, may, except as provided in Section 2.4, increase any limit imposed in
Section 2.1 on the maximum number of aggregate shares which may be issued on exercise of Options or which have been issued as Restricted Stock, extend the limit imposed in this Section 9.2 on the period during which Options may be granted or amend or modify the Plan in a manner requiring stockholder approval under Rule 16b-3 of the Exchange Act. Neither the amendment, suspension nor termination of

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the Plan shall, without the written consent of the holder of the Option or the
Restricted Stockholder, alter or impair any rights or obligations under any Option theretofore granted or Restricted Stock theretofore issued. No Option may be granted during any period of suspension nor after termination of the Plan, and in no event may any Option be granted under this Plan after February 17, 2007. No stock appreciation rights may be granted and no restricted stock may be issued under this Plan after the effective date of the First Amendment.

          II.  The Restated Plan is hereby amended as follows:

               A. Section 1.3 of the Restated Plan is hereby amended to read in its entirety as follows:

     Section 1.3  - Committee
     -----------    ---------
                    "Committee" shall mean the Compensation Committee of the
Board, or another committee of the Board, appointed as provided in Section 8.1.

               B. Section 1.12 of the Restated Plan is hereby amended to read in its entirety as follows:

     Section 1.12 - Plan
     ------------   ----

                     "Plan" shall mean this Amended and Restated Southwest Water Company Stock Option and Restricted Stock Plan, as amended by (i) the First Amendment to the Amended and Restated Southwest Water Company Stock Option and Restricted Stock Plan and (ii) the Second Amendment to the Amended and Restated Southwest Water Company Stock Option and Restricted Stock Plan. The "Restated Plan" shall mean the Plan in effect prior to the effective date of the First Amendment. The "First Amendment" shall mean the First Amendment to Amended and Restated Southwest Water Company Stock Option and Restricted Stock Plan.

               C. Section 8.1 of the Restated Plan is hereby amended to read in its

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entirety as follows:

     Section 8.1 - Committee
     -----------   ---------

                     The Compensation Committee (or another committee or a subcommittee of the Board assuming the functions of the Committee under this
Plan) shall consist solely of two (2) or more Directors, appointed by and holding office at the pleasure of the Board, each of whom is a "non-employee director" as defined by Rule 16b-3. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at anytime by delivering written notice of resignation to the Board. Vacancies in the Committee shall be filled by the Board.

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          I hereby certify that the foregoing Second Amendment to the Amended and Restated Southwest Water Company Stock Option and Restricted Stock Plan was duly adopted by the Board of Directors of the Company, the Director Stock Option Committee of the Board and the Compensation Committee of the Board, respectively, as of March 6, 1997.

          Executed this 8th day of August, 1997.


                                    /s/ Peter J. Moerbeek
                                    ---------------------
                                    Peter J. Moerbeek
                                    Vice President Finance,
                                    Chief Financial Officer and Secretary


Corporate Seal



          I hereby certify that the foregoing Second Amendment to the Amended and Restated Southwest Water Company Stock Option and Restricted Stock Plan was duly approved by the stockholders of the Company on May 22, 1997.

          Executed this 8th day of August, 1997.


                                    /s/ Peter J. Moerbeek
                                    ---------------------
                                    Peter J. Moerbeek
                                    Vice President Finance,
                                    Chief Financial Officer and Secretary

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